                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                               Settlement Date             3/31/01
                                                                                               Determination Date          4/11/01
                                                                                               Distribution Date           4/16/01



I.      All Payments on the Contracts                                                                                 9,609,185.67
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             304,883.28
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       154,433.21
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              68,951.06
VIII.   Transfers to the Pay-Ahead Account                                                                            (128,261.91)

IX.     Less:  Investment Earnings distributions                                                                              0.00
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                        $10,009,191.31
                                                                                                              ====================




DISTRIBUTION AMOUNTS                                                   Cost per $1000
--------------------------------------------                       -----------------------
1.   (a)  Class A-1 Note Interest Distribution                                                       0.00
     (b)  Class A-1 Note Principal Distribution                                                      0.00
          Aggregate Class A-1 Note Distribution                          0.00000000                                      0.00

2.   (a)  Class A-2 Note Interest Distribution                                                       0.00
     (b)  Class A-2 Note Principal Distribution                                                      0.00
          Aggregate Class A-2 Note Distribution                          0.00000000                                      0.00

3.   (a)  Class A-3 Note Interest Distribution                                                       0.00
     (b)  Class A-3 Note Principal Distribution                                                      0.00
          Aggregate Class A-3 Note Distribution                          0.00000000                                      0.00

4.   (a)  Class A-4 Note Interest Distribution                                                       0.00
     (b)  Class A-4 Note Principal Distribution                                                      0.00
          Aggregate Class A-4 Note Distribution                          0.00000000                                      0.00

5.   (a)  Class A-5 Note Interest Distribution                                                       0.00
     (b)  Class A-5 Note Principal Distribution                                                      0.00
          Aggregate Class A-5 Note Distribution                          0.00000000                                      0.00

6.   (a)  Class A-6 Note Interest Distribution                                                       0.00
     (b)  Class A-6 Note Principal Distribution                                                      0.00
          Aggregate Class A-6 Note Distribution                          0.00000000                                      0.00

7.   (a)  Class A-7 Note Interest Distribution                                                 161,056.16
     (b)  Class A-7 Note Principal Distribution                                              8,005,095.12
          Aggregate Class A-7 Note Distribution                        143.26581189                              8,166,151.28

8.   (a)  Class A-8 Note Interest Distribution                                                 441,291.67
     (b)  Class A-8 Note Principal Distribution                                                      0.00
          Aggregate Class A-8 Note Distribution                          5.19166667                                441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                 321,266.67
     (b)  Class A-9 Note Principal Distribution                                                      0.00
          Aggregate Class A-9 Note Distribution                          5.26666667                                321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                 345,041.67
    (b)  Class A-10 Note Principal Distribution                                                      0.00
         Aggregate Class A-10 Note Distribution                          5.30833333                                345,041.67

11. (a)  Class B Certificate Interest Distribution                                             244,679.31
    (b)  Class B Certificate Principal Distribution                                                  0.00
         Aggregate Class B Certificate Distribution                      5.45000000                                244,679.31

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                                  Page 1 of 4

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

12.  Servicer Payment
     (a)  Servicing Fee                                                                               119,738.36
     (b)  Reimbursement of prior Monthly Advances                                                     270,866.69
             Total Servicer Payment                                                                                      390,605.05

13.  Deposits to the Reserve Account                                                                                     100,155.68

Total Distribution Amount                                                                                            $10,009,191.31
                                                                                                                ===================

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  12,849.97
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                       87,305.71
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              5,148.67
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  34,981.28
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                    $140,285.63
                                                                                                                ===================


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                          0.00
        (b) Class A-2 Notes    @            5.852%                                                          0.00
        (c) Class A-3 Notes    @            5.919%                                                          0.00
        (d) Class A-4 Notes    @            6.020%                                                          0.00
        (e) Class A-5 Notes    @            6.050%                                                          0.00
        (f) Class A-6 Notes    @            6.130%                                                          0.00
        (g) Class A-7 Notes    @            6.140%                                                    161,056.16
        (h) Class A-8 Notes    @            6.230%                                                    441,291.67
        (i) Class A-9 Notes    @            6.320%                                                    321,266.67
        (j) Class A-10 Notes   @            6.370%                                                    345,041.67
                     Aggregate Interest on Notes                                                                       1,268,656.16
        (k) Class B Certificates @          6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                 0.00
        (b) Class A-2 Notes                                                                                 0.00
        (c) Class A-3 Notes                                                                                 0.00
        (d) Class A-4 Notes                                                                                 0.00
        (e) Class A-5 Notes                                                                                 0.00
        (f) Class A-6 Notes                                                                                 0.00
        (g) Class A-7 Notes                                                                                 0.00
        (h) Class A-8 Notes                                                                                 0.00
        (i) Class A-9 Notes                                                                                 0.00
        (j) Class A-10 Notes                                                                                0.00
        (k) Class B Certificates                                                                            0.00

3.   Total Distribution of Interest                                        Cost per $1000
                                                                       -----------------------
        (a) Class A-1 Notes                                                  0.00000000                     0.00
        (b) Class A-2 Notes                                                  0.00000000                     0.00
        (c) Class A-3 Notes                                                  0.00000000                     0.00
        (d) Class A-4 Notes                                                  0.00000000                     0.00
        (e) Class A-5 Notes                                                  0.00000000                     0.00
        (f) Class A-6 Notes                                                  0.00000000                     0.00
        (g) Class A-7 Notes                                                  2.82554663               161,056.16
        (h) Class A-8 Notes                                                  5.19166667               441,291.67
        (i) Class A-9 Notes                                                  5.26666667               321,266.67
        (j) Class A-10 Notes                                                 5.30833333               345,041.67
                     Total Aggregate Interest on Notes                                                                 1,268,656.16
        (k) Class B Certificates                                             5.45000000                                  244,679.31

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                                  Page 2 of 4
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

                 PRINCIPAL                                                   No. of Contracts
--------------------------------------------                            -----------------------
1.   Amount of Stated Principal Collected                                                           3,293,594.32
2.   Amount of Principal Prepayment Collected                                     281               4,073,262.84
3.   Amount of Liquidated Contract                                                 23                 638,237.96
4.   Amount of Repurchased Contract                                                 0                       0.00

       Total Formula Principal Distribution Amount                                                                     8,005,095.12

5.   Principal Balance before giving effect to Principal Distribution                         Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                       0.00
        (b) Class A-2 Notes                                                                    0.0000000                       0.00
        (c) Class A-3 Notes                                                                    0.0000000                       0.00
        (d) Class A-4 Notes                                                                    0.0000000                       0.00
        (e) Class A-5 Notes                                                                    0.0000000                       0.00
        (f) Class A-6 Notes                                                                    0.0000000                       0.00
        (g) Class A-7 Notes                                                                    0.5522241              31,476,773.51
        (h) Class A-8 Notes                                                                    1.0000000              85,000,000.00
        (i) Class A-9 Notes                                                                    1.0000000              61,000,000.00
        (j) Class A-10 Notes                                                                   1.0000000              65,000,000.00
        (k) Class B Certificates                                                               1.0000000              44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                               Cost per $1000
                                                                    -----------------------
        (a) Class A-1 Notes                                                0.00000000                                          0.00
        (b) Class A-2 Notes                                                0.00000000                                          0.00
        (c) Class A-3 Notes                                                0.00000000                                          0.00
        (d) Class A-4 Notes                                                0.00000000                                          0.00
        (e) Class A-5 Notes                                                0.00000000                                          0.00
        (f) Class A-6 Notes                                                0.00000000                                          0.00
        (g) Class A-7 Notes                                              140.44026526                                  8,005,095.12
        (h) Class A-8 Notes                                                0.00000000                                          0.00
        (i) Class A-9 Notes                                                0.00000000                                          0.00
        (j) Class A-10 Notes                                               0.00000000                                          0.00
        (k) Class B Certificates                                           0.00000000                                          0.00

8.   Principal Balance after giving effect to Principal Distribution                          Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                       0.00
        (b) Class A-2 Notes                                                                    0.0000000                       0.00
        (c) Class A-3 Notes                                                                    0.0000000                       0.00
        (d) Class A-4 Notes                                                                    0.0000000                       0.00
        (e) Class A-5 Notes                                                                    0.0000000                       0.00
        (f) Class A-6 Notes                                                                    0.0000000                       0.00
        (g) Class A-7 Notes                                                                    0.4117838              23,471,678.39
        (h) Class A-8 Notes                                                                    1.0000000              85,000,000.00
        (i) Class A-9 Notes                                                                    1.0000000              61,000,000.00
        (j) Class A-10 Notes                                                                   1.0000000              65,000,000.00
        (k) Class B Certificates                                                               1.0000000              44,895,285.54


                                  Page 3 of 4

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

                 POOL DATA
--------------------------------------------                                                            Aggregate
                                                                                   No. of Contracts   Principal Balance
                                                                                   ----------------   -----------------
1.   Pool Stated Principal Balance as of                   3/31/01                      10,862         279,366,963.93

2.   Delinquency Information                                                                                           % Delinquent
                                                                                                                       ------------
              (a) 31-59 Days                                                             105             2,308,385.28        0.826%
              (b) 60-89 Days                                                              34             1,263,350.19        0.452%
              (c) 90-119 Days                                                             27               792,738.15        0.284%
              (d) 120 Days +                                                              68             1,985,878.59        0.711%


3.   Contracts Repossessed during the Due Period                                          10              424,164.87

4.   Current Repossession Inventory                                                       25              891,085.31

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                         23              638,237.96
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                        304,883.28
                                                                                                     ---------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     33,354.68

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                       953,081.33

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)                   886                          13,305,455.76

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.201%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                93.970



             TRIGGER ANALYSIS
--------------------------------------------

1.   (a)  Average Delinquency Percentage                                  1.672%
     (b)  Delinquency Percentage Trigger in effect?                                       NO

2.   (a)  Average Net Loss Ratio                                          0.059%
     (b)  Net Loss Ratio Trigger in effect?                                               NO
     (c)  Net Loss Ratio (using ending Pool Balance)                      0.107%

3.   (a)  Servicer Replacement Percentage                                 0.097%
     (b)  Servicer Replacement Trigger in effect?                                         NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                              119,738.36

2.   Servicer Advances                                                                                                   154,433.21

3.   (a)  Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b)  Deposits to the Reserve Account                                                                100,155.68
     (c)  Investment Earnings in the Reserve Account                                                      40,129.95
     (d)  Distribution from the Reserve Account                                                         (140,285.63)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       308,422.38
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                                  128,261.91
     (c)  Investment Earnings in the Pay-Ahead Account                                                         0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                                 (68,951.06)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        367,733.23


                                  Page 4 of 4